SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

TriPath Imaging, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRIPATH IMAGING, INC.

780 Plantation Drive

Burlington, North Carolina 27215
(336) 222-9707

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 20, 2004

           Notice is hereby given that the 2004 Annual Meeting of Stockholders of TriPath Imaging, Inc. (the “Company”) will be held on Thursday, May 20, 2004, at 10:00 a.m. at the Country Suites, 3211 Wilson Drive, Burlington, North Carolina, to consider and act upon the following matters:

1.	To elect two members of our Board of Directors to serve for three-year terms as Class I Directors.

2.	To vote on a proposed amendment to TriPath’s Amended and Restated 1996 Equity Incentive Plan (the “1996 Equity Plan”) to increase the number of shares of common stock issuable under the plan by 1,700,000 shares from 6,296,325 shares to 7,996,325 shares.

3.	To vote on a proposed amendment to TriPath’s 1997 Director Stock Option Plan (the “1997 Director Plan”) to increase the number of shares of common stock issuable under the plan by 150,000 shares from 300,000 shares to 450,000 shares.

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

           Only stockholders of record at the close of business on April 8, 2004 will be entitled to vote at the meeting.

           IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

By order of the Board of Directors,
Steven N. Farber
Secretary

April 22, 2004

-i-

TRIPATH IMAGING, INC.

780 Plantation Drive
Burlington, North Carolina 27215
(336) 222-9707

PROXY STATEMENT

GENERAL INFORMATION

           Our Board of Directors is soliciting your proxy for use at our 2004 Annual Meeting of Stockholders to be held on Thursday, May 20, 2004, at 10:00 a.m. at the Country Suites, 3211 Wilson Drive, Burlington, North Carolina, and at any adjournments of the meeting. This Proxy Statement and the enclosed proxy card are first being mailed or given on or about April 22, 2004 to all of our stockholders entitled to notice of and to vote at the meeting.

           Who can vote. You may vote your shares of our common stock at the meeting if you were a stockholder of record at the close of business on April 8, 2004, the record date. On that date, we had 37,958,713 shares of common stock issued and outstanding. You are entitled to one vote for each share of common stock that you held on the record date.

           How to vote your shares. You may vote your shares either by proxy or by attending the annual meeting and voting in person. If you choose to vote by proxy, please complete, date, sign and return the proxy card in the enclosed postage-prepaid envelope. The proxies named in the proxy card will vote your shares in accordance with your voting instructions given on the proxy card. If you sign the proxy card but do not give specific instructions with respect to the proposals contained in this proxy statement, the proxies will vote your shares in favor of the proposals as recommended by our Board of Directors. Even if you plan to attend the meeting, please complete and mail your proxy card to ensure that your shares are represented at the meeting. If you attend the meeting, you can still revoke your proxy by voting in person.

           Proposals to be considered at the annual meeting. The principal business expected to be transacted at the meeting, as more fully described below, will be the election of two directors, amendment of the 1996 Equity Plan to increase the number of shares of common stock we may issue under that plan and amendment of the 1997 Director Plan to increase the number of shares of common stock we may issue under that plan.

           Quorum. A quorum of stockholders is required in order to transact business at the meeting. A majority in interest of the issued and outstanding shares of common stock, represented at the meeting in person or by proxy, constitutes a quorum for the transaction of business.

           Number of votes required. The number of votes required to approve the proposals that are scheduled to be presented at the meeting is as follows:

Proposal	Required Vote

Election of two nominees as directors	Affirmative vote representing a plurality of the votes cast for or against the nominee.
Amendment of the 1996 Equity Plan	Affirmative vote representing a majority of the shares of our common stock present or represented at the meeting and entitled to vote.
Amendment of the 1997 Director Plan	Affirmative vote representing a majority of the shares of our common stock present or represented at the meeting and entitled to vote.

           Abstentions and broker non-votes. A broker non-vote on a proposal results from a proxy submitted by a broker that does not indicate a vote for one or more proposals because the broker does not have discretionary voting authority and the customer did not send the broker instructions on how to vote on the proposal. If the broker does not have instructions with respect to a matter, and is barred by law or by Nasdaq National Market regulations from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will not be counted as votes cast in the election of directors. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum with respect to the amendments of the 1996 Equity Plan and the 1997 Director Plan, but abstentions will count as votes against the proposals and broker non-votes will not be counted as votes cast.

           Discretionary voting by proxies on other matters. The meeting is called for the purposes set forth in the notice. Aside from the proposals discussed in this proxy statement, we do not know of any other proposals that may be presented at the annual meeting. If another matter is properly presented for consideration at the meeting, the persons named in the accompanying proxy card will exercise their discretion in voting on the matter. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

           How you may revoke your proxy. You may revoke the authority granted by your executed proxy at any time before we exercise it by submitting a written notice of revocation or a duly executed proxy bearing a later date to our Assistant Secretary or by voting in person at the meeting. If your shares are held in a brokerage or bank account, you must make arrangements with your broker or bank to vote your shares in person or to revoke your proxy.

           Expenses of solicitation. We will bear all costs of soliciting proxies. We will, upon request, reimburse brokers, custodians and fiduciaries for out-of-pocket expenses incurred in forwarding proxy solicitation materials to the beneficial owners of our common stock held in their names. In addition to solicitations by mail, our directors, officers and employees may solicit proxies from stockholders in person or by other means of communication, including telephone, facsimile and e-mail, without additional remuneration. We may also hire a proxy solicitation company to assist us in the distribution of proxy materials and the solicitations of votes described above. We will also bear the expenses of any proxy solicitation company that we engage.

           Householding of Annual Meeting Materials. Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215, Attn: Investor Relations, telephone: (336) 222-9707. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

SHARE OWNERSHIP

           The following table and footnotes set forth certain information regarding the beneficial ownership of our common stock as of April 1, 2004 by:

•	each person known by us to own beneficially 5% or more of our common stock;

•	each Named Executive Officer (as defined in “Executive Compensation” below);

•	each of our directors and nominees for director; and

•	all of our current directors and executive officers as a group.

           The number of shares beneficially owned by each person listed below includes any shares over which the person has sole or shared voting or investment power as well as shares which the person has the right to acquire upon the exercise of any options or other rights exercisable within the 60-day period following April 1, 2004. Unless otherwise noted, each person has sole investment and voting power over the shares listed in the table. The percentage ownership of each person listed in the table was calculated using the total number of shares owned by such person, plus any shares that person could acquire upon the exercise of any options or other rights exercisable within the 60-day period following April 1, 2004. As of April 1, 2004, 37,949,155 shares of common stock were outstanding.

	Shares of Common
	Stock Beneficially
	Owned

Beneficial Owner	Shares	Percent

Roche Holding Ltd. affiliated entities(1)	7,950,680	21.0%
Grenzacherstrasse 124
Postfach
CH-4070 Basel
Switzerland

Becton, Dickinson and Company	2,500,000	6.6%
1 Becton Drive
Franklin Lakes, NJ 07417

Paul R. Sohmer, M.D.(2)	851,100	2.2%
Stephen P. Hall(3)	84,849	*
Johnny D. Powers, Ph.D.(4)	89,742	*
Ray W. Swanson, Jr.(5)	143,403	*
Haywood D. Cochrane, Jr.(6)	70,000	*
Robert E. Curry, Ph.D.(7)	30,000	*
Richard A. Franco, R. Ph.(8)	10,000	*
Arthur King, Ph.D.(9)	10,000	*
Robert L. Sullivan(10)	30,000	*
All current executive officers and directors as a group (9 persons)(11)	1,319,094	3.4%

*	Indicates less than 1%.

(1)	This information is based on a Schedule 13D filed by Roche International Ltd., a Bermuda corporation (“Roche”) and Roche Image Analysis Systems, Inc., a Delaware corporation (“RIAS”) with the U.S. Securities and Exchange Commission (“SEC”) on November 15, 2000. Consists of 5,000,000 shares held by Roche and 2,950,680 shares held by RIAS. Roche is a wholly-owned subsidiary of Canadian Pharmholding Ltd., a Canadian corporation (“Pharmholding”), which is in turn a wholly-owned subsidiary of SAPAC Corporation Ltd., a corporation organized under the laws of the Province of New Brunswick, Canada (“SAPAC”). RIAS is a wholly-owned subsidiary of Roche Holdings, Inc., a Delaware corporation (“Holdings Inc.”), which is in turn a wholly-owned subsidiary of Roche Finance Ltd., a Swiss company (“Finance”). SAPAC and Finance are each wholly-owned subsidiaries of Roche Holding Ltd., a Swiss company (“Holding Ltd.”). Pursuant to an agreement, Professor Kurt Jenny has the power to vote a majority of the voting securities of Holding Ltd. Each of Professor Jenny, Holding Ltd., Finance, Holdings Inc., SAPAC and Pharmholding expressly disclaim beneficial ownership of the shares. In November 2003, warrants representing the right to acquire 5,000,000 shares of our common stock held by Roche expired by their terms.

(2)	Includes 845,869 shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(3)	Includes 83,578 shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(4)	Includes 82,641 shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(5)	Includes 133,182 shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(6)	Includes 50,000 shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(7)	Consists entirely of shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(8)	Consists entirely of shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(9)	Consists entirely of shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(10)	Includes 20,000 shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

(11)	Consists of notes (2) through (10). Includes 1,265,270 shares that may be acquired within 60 days of April 1, 2004 upon the exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, our executive officers and persons who own beneficially more than 10% of our common stock file initial reports of ownership and changes in ownership of our securities with the SEC. Section 16(a) also requires these individuals to furnish us with copies of all Section 16(a) reports that they file.

           To our knowledge, based solely on a review of the copies of reports furnished to us and written representations that no other reports were required, we believe that during our 2003 fiscal year, our directors, executive officers, and 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

PROPOSAL 1

ELECTION OF DIRECTORS

General

           In accordance with our by-laws, our Board of Directors has fixed the number of directors at seven for the coming year. Our Board of Directors is divided into three classes, with the members of each class elected for three-year terms and the term for each class expiring in successive years.

           At the meeting, two Class I directors will be elected to hold office for three years until their respective successors are duly elected and qualified. Our Board of Directors has nominated Robert E. Curry, Ph.D. and Paul R. Sohmer, M.D. for election for terms expiring in 2007. Both Drs. Curry and Sohmer are current directors and each has consented to serve, if elected. In the event that either Dr. Curry or Dr. Sohmer is unable to serve as a director, the shares represented by proxy will be voted for the person(s), if any, designated by our Board of Directors to replace Dr. Curry and/or Dr. Sohmer. In the event that a vacancy occurs during either of their three-year terms, such vacancy may be filled by our Board of Directors for the remainder of the full term.

           There is currently, and following the annual meeting there will be, a vacancy among the Class I directors, whose new term will expire in 2007. Pursuant to a stock purchase agreement with an existing stockholder dated September 26, 2000, that stockholder may designate one director to our Board, but has not exercised this right. This right will expire at such time as the stockholder’s ownership of our common stock falls below certain thresholds. In addition, our by-laws permit our Board of Directors to fill this vacancy at any time, either with the stockholder’s designee or in the Board’s own discretion. If this vacancy is filled following the annual meeting, the third Class I director would serve until the 2007 Annual Meeting of Stockholders.

           Under our by-laws, directors must be elected by a plurality of votes cast. Abstentions, votes withheld and broker non-votes will not be treated as votes cast and, therefore, will not affect the outcome of the election.

           The following table contains information about the nominees for election to the Board of Directors and about each other person whose term of office as a director will continue after the meeting.

			Present
	Business Experience During Past Five	Director	Term
Name and Age	Years and Other Directorships	Since	Expires

Nominees for Director: Class I Directors

Robert E. Curry, Ph.D. Age: 57	From July 1, 2002, Dr. Robert Curry has served as a venture partner at Alliance Technology Ventures, based in Atlanta. From July 1, 2001 to July 1, 2002, Dr. Curry was engaged as a consultant to DLJ Capital Corporation, a wholly-owned subsidiary of Credit Suisse First Boston (USA), Inc. (“CSFB”). He joined the Sprout Group (“Sprout”), a submanager of various venture capital funds within the CSFB organization, as a general partner in May 1991. Prior to joining Sprout, Dr. Curry served in various capacities with Merrill Lynch R&D Management and Merrill Lynch Venture Capital from 1984, including as president of both organizations from January 1990 to May 1991. Previously, Dr. Curry was a Vice President of Becton, Dickinson and Company, a pharmaceutical company, from May 1980 to July 1984, and General Manager of Bio-Rad Laboratories Inc.’s Diagnostics Systems Division, a clinical diagnostic and life sciences research company, from August 1976 to May 1980. He currently is a director of BioCentrix, Inc., Ionian Technologies, Inc., Emerald BioAgriculture, Inc., Photon Technology International, Inc., SensysMedical, Inc., Pathology Partners, Inc. and X-cyte Therapies, Inc. Dr. Curry received a B.S. from the University of Illinois, and an M.S. and Ph.D. in chemistry from Purdue University.	1996	2004

			Present
	Business Experience During Past Five	Director	Term
Name and Age	Years and Other Directorships	Since	Expires

Paul R. Sohmer, M.D. Age: 55	Dr. Sohmer has served as our Chairman of the Board since November 2000 and as our President and Chief Executive Officer since June 2000. Prior to joining us, Dr. Sohmer served as the President and Chief Executive Officer of Neuromedical Systems, Inc., a supplier of cytology screening and anatomic pathology diagnostic equipment and services to laboratories, from 1997 through 1999. From 1996 until 1997, Dr. Sohmer served as President of a consulting firm which he founded. From 1993 to 1996, he served as President and Chief Executive Officer of Genetrix, Inc., a genetic services company based in Scottsdale, Arizona. From 1991 through 1993, Dr. Sohmer was the Corporate Vice President of Professional Services and President of the Professional Services Organization for Nichols Institute, a clinical laboratory company, where he was responsible for sales, marketing, information systems, logistics, and clinical studies. From 1985 until 1991, Dr. Sohmer served as the President and Chief Executive Officer of Pathology Institute in Berkeley, California, during which time he founded and served as Medical Director of the Chiron Reference Laboratory. Dr. Sohmer received a B.A. degree from Northwestern University and an M.D. from Chicago Medical School.	2000	2004

Continuing Directors:
Class II Directors

Haywood D. Cochrane, Jr. Age: 55	Mr. Cochrane has served as the Chief Executive Officer of CHD Meridian Corporate Healthcare (“CHD Meridian”), a national provider of employer-sponsored healthcare services to large and mid-sized employers, in Nashville, Tennessee since February 1997. Prior to joining CHD Meridian, Mr. Cochrane served as a consultant to Laboratory Corporation of America Holdings (“LabCorp”), a national clinical laboratory testing company. From April 1995 to November 1996, he was Executive Vice President, Chief Financial Officer and Treasurer of LabCorp. Mr. Cochrane was an employee of National Health Laboratories, Inc. (“NHL”) from June 1994 to April 1995, following NHL’s acquisition of his former employer Allied Clinical Laboratories, Inc. (“Allied”). Mr. Cochrane was President and Chief Executive Officer of Allied from its formation in 1989 until its acquisition by NHL in June 1994. He is a director of CHD Meridian and American Esoterics, Inc., both private companies. Mr. Cochrane received a B.A. in political science from the University of North Carolina at Chapel Hill.	1999	2005

Robert L. Sullivan Age: 67	Mr. Sullivan is retired from Chiron Diagnostics Corporation, a manufacturer and marketer of medical diagnostic equipment and supplies, where from 1985 to March 1999 he served as Senior Vice President, Finance and Chief Financial Officer. From 1962 to 1985, Mr. Sullivan held several operating and financial positions with Corning, Inc., including Assistant Treasurer from 1981 to 1985, European Financial Manager from 1978 to 1981, General Manager of Corning Medical Europe from 1975 to 1978, and Controller of Corning International from 1971 to 1975. Mr. Sullivan received a B.S. in industrial administration from Yale University and an MBA from the Harvard Business School.	2002	2005

			Present
	Business Experience During Past Five	Director	Term
Name and Age	Years and Other Directorships	Since	Expires

Continuing Directors:
Class III Directors

Arthur King Age: 66	Dr. King has served as Dean of the School of Business and Economics and as a Tenured Professor of Economics at Winston-Salem State University in North Carolina since 1995. From 1993 until 1994, Dr. King served as an American Council on Education Fellow at Duke University. From 1982 until 1995, Dr. King was a Tenured Professor of Economics at Baylor University, where he taught graduate and undergraduate courses in microeconomic and macroeconomic theory, as well as such courses as managerial economics and public finance. Dr. King retired from the United States Air Force in 1982 at the rank of Lieutenant Colonel after serving continuously on active duty from 1962 until 1982. While in the Air Force, Dr. King held such positions as Associate Professor of Economics and Deputy Head at the Air Force Institute of Technology, Strategic Plans Analyst and Energy Economist, and Assistant Professor of Economics at the United States Air Force Academy. Dr. King received a B.S. in biology from Tuskegee University, an M.S. in economics from South Dakota State University, and a Ph.D. in economics from the University of Colorado.	2003	2006

Richard A. Franco, R. Ph. Age: 62	Mr. Franco is the President of The Richards Group, Ltd., a healthcare marketing consulting firm located in Raleigh, North Carolina. Mr. Franco has served on the boards of EntreMed, Inc., Amarillo Biosciences, Inc., and LipoScience, Inc. He presently serves as a Director of Salix Pharmaceuticals, Ltd., a specialty pharmaceuticals company, Tranzyme, Inc., a research and development company focused on drug discovery and development of therapies for neurosensory disorders, and The National Association of Corporate Directors (“NACD”). Mr. Franco served as Chairman of the Board for LipoScience from May 1997 to October 2002, as well as Chief Executive Officer and President from November 1997 to September 2001. Prior to co-founding LipoScience, he was President and Chief Executive Officer and Director of Trimeris, Inc. (“Trimeris”), a biopharmaceutical company. Prior to joining Trimeris, Mr. Franco held several senior executive positions and served on the Executive Committee of Glaxo, Inc. (“Glaxo”), an international pharmaceutical company, from 1983 to 1994, including Vice President and General Manager of Glaxo Dermatology, Vice President and General Manager of Cerenex Division, Vice President of Corporate Development and Vice President of Marketing. Prior to joining Glaxo, Mr. Franco worked in various executive positions over a 16-year period with Eli Lilly and Company. Mr. Franco received his B.S. in Pharmacy from St. John’s University and did his graduate work in marketing and management at Long Island University.	2003	2006

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ROBERT E. CURRY, PH.D. AND PAUL R. SOHMER, M.D. AS CLASS I DIRECTORS.

Board and Committee Matters

           Independence. Our Board of Directors has determined that each of the current directors, including those standing for re-election, are independent directors as defined by applicable Nasdaq National Market standards governing the independence of directors, except for Paul R. Sohmer, M.D., our Chairman, President and Chief Executive Officer.

           Board Meetings and Committees. Our Board of Directors held four (4) meetings during 2003. Each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served, except that Thomas A. Bonfligio, M.D., one of our former directors, attended only 50% of such meetings. Our Board of Directors historically has met near the beginning of each fiscal year and following each quarter in conjunction with the Company’s end-of-period earnings releases. In 2003, one director attended the annual meeting of stockholders. Effective January 2004, the Board of Directors will hold its annual meeting immediately following the annual meeting of stockholders. Accordingly, it is now our policy that directors are encouraged to attend the annual meeting of stockholders in advance of the Board meeting held on that day, but they are not required to do so.

           Stockholder Communications. Any stockholder wishing to communicate with the Company’s Board of Directors, a particular director or any committee of the Board of Directors may do so by sending written correspondence to the Company’s principal executive offices, c/ o Investor Relations or General Counsel, TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215. All such communications will be delivered to the Board of Directors or the applicable director or committee chair.

           Our Board of Directors has three standing committees: the Audit Committee, Compensation Committee and Nominating and Governance Committee.

           Audit Committee. We have a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee assists our Board of Directors in the discharge of its duties and responsibilities by selecting, evaluating and overseeing our independent auditors, and providing our Board of Directors with an independent review of our financial health and financial reporting systems. The Audit Committee reviews the general scope of our annual audit, the fees charged by our independent auditors, the financial reports we provide, our internal accounting and financial control, and our controls and procedures. The Audit Committee held seven (7) meetings in 2003. The Audit Committee operates under a written charter adopted by our Board of Directors on April 27, 2000 and amended on April 22, 2002 and May 7, 2003. A copy of our Audit Committee Charter is attached to this proxy statement as Appendix A and is also available on our website at www.tripathimaging.com.

           The members of the Audit Committee are Haywood Cochrane, Jr. (Chair), Arthur King and Robert Sullivan. Our Board of Directors has concluded that each member of the Audit Committee satisfies the independence, financial literacy and expertise requirements as defined by applicable Nasdaq National Market standards governing the qualifications of Audit Committee members. Additionally, our Board of Directors has determined that Messrs. Cochrane, King and Sullivan each qualify as an audit committee financial expert under the rules of the SEC.

           Compensation Committee. The members of the Compensation Committee are Robert Curry, Ph.D. (Chair) and Richard Franco, R. Ph. The Compensation Committee reviews and approves, or recommends to the Board of Directors for approval, the compensation paid to all of our executive officers, including our Chief Executive Officer. Our Compensation Committee’s responsibilities include reviewing the performance of our Chief Executive Officer and our other executive officers and making determinations as to their cash and equity-based compensation and benefits, and administering employee stock option grants and stock awards made under the 1996 Equity Plan. The committee also reviews and makes recommendations to the Board with respect to the compensation of directors, including equity-based compensation. Our Compensation Committee held four (4) meetings in 2003. Our Compensation Committee operates under a written charter adopted by our Board of Directors on January 29, 2004, which is available on our website at www.tripathimaging.com.

           Nominating and Governance Committee. Our Nominating and Governance Committee has been constituted to identify individuals qualified to become Board members and to recommend to the Board the director nominees for annual meetings of stockholders and candidates to fill vacancies on the Board. Additionally, the committee will recommend to the Board the directors to be appointed to Board committees. The committee will also recommend to the Board and periodically update corporate governance guidelines applicable to the Board and to the Company and will oversee the effectiveness of our corporate governance in accordance with those guidelines. The Nominating and Governance Committee consists of Arthur King (Chair), Richard Franco and Robert Sullivan, each of whom the Board has determined meets the independence requirements as defined by applicable Nasdaq National Market standards governing the independence of directors. The committee was formed in January 2004 and consequently held no meetings during 2003. The Nominating and Governance Committee operates pursuant to a written charter, which is attached to this proxy statement as Appendix B and is also available on our web site at www.tripathimaging.com.

           Director Candidates. The Nominating and Governance Committee will consider candidates for Board membership suggested by its members and other Board members. In selecting nominees for directors, the Nominating and Governance Committee will also consider candidates recommended by stockholders in substantially the same manner and using substantially the same criteria as candidates recruited by the committee and/or recommended by the Board. Any stockholder wishing to recommend a potential director to the committee should submit the candidate’s name, qualifications, experience and background, including a written statement by the candidate that the candidate consents to serve if elected, to the “TriPath Imaging Nominating and Governance Committee,” c/ o Investor Relations or General Counsel, TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215.

           In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Governance Committee will apply various criteria it may establish from time to time, including:

•	whether the prospective nominee meets the independence requirements defined under applicable Nasdaq National Market listing standards;

•	the extent to which the prospective nominee’s skills, experience, background and perspective adds to the range of talent appropriate for the Board and whether such attributes are relevant to our industry;

•	the prospective nominee’s ability to dedicate the time and resources sufficient for the diligent performance of Board duties; and

•	the extent to which the prospective nominee holds any position that would conflict with responsibilities to the Company.

           The committee does not assign specific weight to particular criteria. We believe that the qualifications of our directors, as a group, should provide a mix of experience, knowledge, ability and background that will allow the Board to fulfill its responsibilities.

Director Compensation

           All of our non-employee directors who beneficially own (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended) less than 3% of our outstanding common stock are paid $15,000 per year for service as a director, payable quarterly, plus a per board meeting fee of $2,500, a per committee meeting fee of $1,000, and reimbursement of reasonable expenses incurred in connection with attending or otherwise participating in meetings of the directors and committees of the Board.

           In addition, our directors receive compensation for their service on our Board of Directors pursuant to the 1997 Director Plan, which our Board of Directors and stockholders adopted in June 1997 and amended in June 2000. All of our directors who (1) are not our employees and (2) do not beneficially own 3% or more of our outstanding stock (the “Eligible Directors”), are currently eligible to participate in the 1997 Director Plan. The Board of Directors may by resolution determine that any otherwise eligible director shall not receive grants of stock options under the 1997 Director Plan. There are currently 300,000 shares of common stock reserved for issuance under the 1997 Director Plan and, subject to stockholder approval at the 2004 Annual Meeting of Stockholders, 450,000 shares will be reserved for issuance under this plan. Each time an Eligible Director is elected or re-elected, such director will be granted automatically an option to purchase 30,000 shares of our common stock. Such options become exercisable in thirty-six (36) equal monthly installments on the last day of each month, if and only if the director is still serving on our Board of Directors at the opening of business on that day. Each option has a term of ten years. The exercise price for each option is equal to the last reported sales price for our common stock on the business day immediately preceding the date of grant, as reported on the Nasdaq National Market. The exercise price may be paid in cash, shares of common stock or a combination of both.

Certain Relationships and Related Transactions

           None.

PROPOSAL 2

AMENDMENT OF THE 1996 EQUITY PLAN

General

           On November 22, 1996, our Board of Directors approved the 1996 Equity Plan and subsequently approved an amendment to the plan on May 19, 1997. On June 26, 1997, our stockholders adopted and approved the 1996 Equity Plan, as amended, and we reserved 2,086,325 shares of common stock for issuance under the plan. On May 26, 1999, June 1, 2000 and May 23, 2002, our stockholders approved additional amendments to the 1996 Equity Plan to increase the number of shares of common stock available for issuance by 900,000, 1,585,000 and 1,725,000 shares, respectively. Currently, the total number of shares that we may issue under the 1996 Equity Plan is 6,296,325 shares, subject to adjustment for stock splits and similar capital changes. As of April 1, 2004, 719,849 shares remained available for future issuances under the 1996 Equity Plan.

Proposed Amendment to the 1996 Equity Plan

           On January 29, 2004, our Board of Directors approved an amendment to the 1996 Equity Plan, subject to stockholder approval, to increase the number of shares issuable under the plan by an additional 1,700,000 shares from 6,296,325 shares to 7,996,325 shares. Our Board of Directors is requesting stockholder approval of the proposed 1,700,000 share increase in order to ensure that all shares of common stock issued pursuant to awards under the 1996 Equity Plan may be treated as incentive stock options under the Internal Revenue Code of 1986, as amended.

           We need additional shares of common stock for use under the 1996 Equity Plan to ensure that a sufficient number of shares of common stock are available for Awards, as defined below, to eligible persons in the future. If this proposed amendment is not approved by the stockholders, no grants of Awards will be made under the 1996 Equity Plan once Awards covering the shares of our common stock currently available under the plan are granted. The proceeds we receive from the exercise of options under the plan are used for our general corporate purposes.

Summary of the 1996 Equity Plan

           This summary of our 1996 Equity Plan is qualified in its entirety by reference to the full text of the plan, as proposed to be amended, which is included as Appendix C to this proxy statement.

           The purpose of the 1996 Equity Plan is to attract and retain employees, directors and consultants and to provide an incentive for these persons to achieve long-range performance goals. The 1996 Equity Plan permits us to grant equity awards, referred to as Awards, to our employees and consultants, including incentive and non-statutory stock options, stock appreciation rights, performance shares, restricted stock and stock units. To date, we have granted only incentive stock options, non-statutory stock options and restricted stock under the 1996 Equity Plan. If the proposed amendment is approved by the stockholders, a total of 7,996,325 shares of common stock will be reserved for issuance under the 1996 Equity Plan.

           As of April 1, 2004, Awards representing an aggregate of 6,939,407 shares of common stock had been granted or awarded, while Awards representing 1,362,931 shares of common stock had been cancelled or expired, leaving 5,576,476 shares represented by Awards outstanding or exercised. The closing price of our common stock as reported by the Nasdaq National Market on April 1, 2004 was $9.21.

Administration and Eligibility

           The 1996 Equity Plan is administered by the Compensation Committee of our Board of Directors. Subject to certain limitations, our Compensation Committee may delegate to one or more of our executive officers the power to make awards to participants who are not our executive officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, or who are “covered employees” for purposes of Section 162(m) of the Internal Revenue Code. All employees, directors and consultants of the Company and its affiliates capable of contributing significantly to the successful performance of the Company, other than any persons who have irrevocably elected not to be eligible, are eligible to participate in the 1996 Equity Plan. Incentive stock options, or ISOs, may be granted only to persons eligible to receive such options under federal tax laws. As of April 1, 2004, there were approximately 285 employees and directors eligible to participate in the 1996 Equity Plan.

           Awards under the 1996 Equity Plan are granted at the discretion of our Board of Directors or our Compensation Committee, either of which may determine the recipients and establish the terms and conditions of each Award, including the exercise price, the form of payment of the exercise price, the number of shares subject to the Award and the time at which such options become exercisable. Although each of our Board of Directors and our Compensation Committee has discretion in granting Awards, the exercise price of any ISO may not be less than 100% of the fair market value of our common stock on the date of the grant. Nonstatutory options also are generally granted at fair market value. The maximum number of shares subject to Awards that may be granted to any participant within any fiscal year may not exceed 1,000,000 shares. The term of any ISO granted under the 1996 Equity Plan may not exceed ten years, and no ISO may be granted under the 1996 Equity Plan more than ten years from the 1996 Equity Plan’s adoption. When a participant’s employment is terminated, vested options are generally cancelled if not exercised within a specified time. An option holder may not transfer an ISO granted under the 1996 Equity Plan other than by will or the laws of descent and distribution. Other Awards are transferable to the extent provided by our Board of Directors or our Compensation Committee.

Equity Awards Granted Under the 1996 Equity Plan

           The following table presents information with respect to options granted under the 1996 Equity Plan since its adoption through December 31, 2003 to:

•	the Named Executive Officers (as defined in “Executive Compensation” below);

•	all executive officers as a group;

•	all non-employee directors as a group; and

•	all non-executive officer employees as a group.

           Amounts of future awards under the 1996 Equity Plan are not determinable because, under the terms of the 1996 Equity Plan, these grants are made at the discretion of our Board of Directors or our

Compensation Committee. The following table sets forth the number of Awards received to date pursuant to the 1996 Equity Plan by the persons and groups so listed.

Name	Stock Option Awards

Paul R. Sohmer, M.D.	964,842
President and Chief Executive Officer

Stephen P. Hall	129,132
Senior Vice President, Chief Financial Officer

Ray W. Swanson, Jr.	221,064
Senior Vice President of Commercial Operations

Johnny D. Powers, Ph.D.	210,328
Senior Vice President and General Manager of TriPath Oncology

Executive Officer Group (4 persons)	1,525,366

Non-Employee Director Group (5 persons)	—

Non-Executive Officer Employee Group (276 persons)	4,823,781

           The following table provides information about the securities authorized for issuance under all of our equity compensation plans as of December 31, 2003:

Number of securities
	Number of securities		remaining available for
	to be issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders:	3,827,347 (1)	$6.37	1,961,591 (2)
Equity compensation plans not approved by security holders:	—	—	—

Total:	3,827,347 (1)	$6.37	1,961,591 (2)

(1)	This table excludes an aggregate of 157,553 shares issuable upon exercise of outstanding options assumed by us in connection with the acquisition of NeoPath, Inc. in September 1999. The weighted-average exercise price of the excluded options is $13.66.

(2)	Includes 851,130 shares issuable under our 2000 Employee Stock Purchase Plan, all of which are issuable in connection with the current offering period which ends on June 30, 2004, assuming maximum participation of all employees to the extent permitted.

Federal Income Tax Consequences Relating to Stock Options

Incentive Stock Options

           An optionee does not realize taxable income upon the grant or exercise of an ISO under the 1996 Equity Plan. If the optionee holds the shares issued upon exercise of an ISO for at least:

•	two years from the date of grant; and

•	one year from the date of exercise,

then upon sale of the shares, any amount realized in excess of the exercise price is taxed to the optionee as long-term capital gain and any loss sustained will be long-term capital loss. In that event, we may not take a deduction for federal income tax purposes. The exercise of an ISO gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

           If the optionee disposes of shares of common stock acquired upon the exercise of an ISO before the end of either of the prescribed holding periods, known as a “disqualifying disposition,” then the optionee realizes ordinary income in the year of disposition to the extent that the fair market value of the shares on the date of exercise (or, if less the amount realized on the sale) exceeds the exercise price, and we would be entitled to deduct that amount. Any further gain realized by the optionee would be taxed as a short-term or long-term capital gain and would not result in any deduction for us. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

Nonstatutory Stock Options

           An optionee does not realize income at the time a nonstatutory option is granted. Upon exercise of the option, the optionee realizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. We would receive a tax deduction for the same amount. Upon disposition of the shares, any appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction for us.

           An optionee who receives any accelerated vesting or exercise of options or stock appreciation rights or accelerated lapse of restrictions on restricted stock in connection with a change in control might be deemed to have received an “excess parachute payment” under federal tax law. In this case, the optionee may be subject to an excise tax, and we may be denied a tax deduction.

           OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1996 EQUITY PLAN.

PROPOSAL 3

AMENDMENT OF THE 1997 DIRECTOR PLAN

General

           The 1997 Director Plan was adopted by our Board of Directors and approved by our stockholders on June 27, 1997 and we reserved 100,000 shares of common stock for issuance under the plan. On June 1, 2000, our stockholders approved additional amendments to the 1997 Director Plan to (i) increase the number of shares of common stock available for issuance by 200,000 shares, (ii) alter the eligibility requirements, and (iii) amend the size and vesting schedule of the automatic grants to newly elected and re-elected directors.

Proposed Amendment to the 1997 Director Plan

           On January 29, 2004, our Board of Directors approved an amendment to the 1997 Director Plan, subject to stockholder approval, to increase the number of shares issuable under the 1997 Director Plan by an additional 150,000 shares from 300,000 shares to 450,000 shares. We need additional shares of common stock for use under the 1997 Director Plan to ensure that a sufficient number of shares of common stock are available for awards to Eligible Directors, as defined below, in the future. If this proposed amendment is not approved by the stockholders, no grants of awards will be made under the 1997 Director Plan once awards covering the shares of our common stock currently available under the 1997 Director Plan are granted. The proceeds we receive from the exercise of options under the 1997 Director Plan are used for our general corporate purposes.

Summary of the 1997 Director Plan

           This summary of our 1997 Director Plan is qualified in its entirety by reference to the full text of our 1997 Director Plan, as proposed to be amended, which is included as Appendix D to this proxy statement.

           The purpose of the 1997 Director Plan is to attract and retain qualified persons to serve as directors of our board and to encourage ownership of our common stock by such directors. Currently, automatic grants of nonstatutory stock options may be made under the 1997 Director Plan for a total of 300,000 shares of our common stock, subject to adjustment for stock splits and similar capital changes, to Eligible Directors, as defined below. As of April 1, 2004, options to purchase an aggregate of 250,000 shares have been granted under the 1997 Director Plan.

Administration and Eligibility

           Awards made pursuant to the 1997 Director Plan are intended to be “formula awards” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Directors eligible to participate in the 1997 Director Plan (“Eligible Directors”) include any director who is not: (i) an employee of the Company or (ii) a beneficial owner (as calculated pursuant to Rule 13(d)-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of 3% or more of our outstanding common stock. The Board of Directors may by resolution determine that any otherwise eligible director shall not receive grants of stock options under the 1997 Director Plan. Currently, Haywood Cochrane, Jr., Robert Curry, Richard Franco, Arthur King and Robert Sullivan are Eligible Directors.

           The 1997 Director Plan provides that each time an Eligible Director of the Company is elected or re-elected to the Board of Directors, he or she shall automatically be granted options to purchase 30,000 shares of our common stock. Options granted under the 1997 Director Plan to Eligible Directors become exercisable in thirty-six (36) equal monthly installments on the last day of each month, if and only if the option holder is a member of the Board at the opening of business on that day. All options will have a term of ten years and an exercise price, payable in cash or by check or in shares of our common stock, equal to the fair market value of our common stock on the date of grant.

           Amounts of future awards under the 1997 Director Plan are not determinable because, under the terms of the 1997 Director Plan, these grants are made automatically only when a director is elected or re-elected. The following table sets forth the number of Awards received pursuant to the 1997 Director Plan by the persons and groups so listed.

Name	Stock Option Awards

Paul R. Sohmer, M.D.
President and Chief Executive Officer	—
Stephen P. Hall
Senior Vice President, Chief Financial Officer	—
Ray W. Swanson, Jr.
Senior Vice President of Commercial Operations	—
Johnny D. Powers, Ph.D.
Senior Vice President and General Manager of TriPath Oncology	—
Executive Officer Group (4 persons)	—
Non-Employee Director Group (5 persons)	250,000
Non-Executive Officer Employee Group (276 persons)	—

           If he is re-elected to the Board of Directors at the 2004 Annual Meeting of Stockholders, Dr. Curry shall be granted options to purchase 30,000 shares of our common stock pursuant to the terms of the 1997 Director Plan.

Federal Income Tax Consequences

           Options granted under the 1997 Director Plan are nonstatutory options. No income is realized by the director at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the director in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) we receive a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction by us.

           OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1997 DIRECTOR PLAN.

EXECUTIVE COMPENSATION

           The Compensation Committee Report on Executive Compensation and the tables set forth below provide information about the compensation of our executive officers.

Compensation Committee Report on Executive Compensation

           Our executive compensation policy is designed to increase stockholder value by attracting, retaining and motivating executive officers to maximize our performance. Generally, we have set the salaries of our executive officers at slightly below industry averages and provided for significant variable compensation through our cash incentive program and through stock option awards. Stock option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in the Company to link a meaningful portion of the executive’s compensation with the performance of our common stock. We also offer a cash incentive program that grants cash bonuses based on overall Company performance and personal performance during the year. Various other benefits include medical, life insurance and retirement savings plans generally available to all of our employees.

Elements of Executive Compensation

Base Salary

           Our policy is to set base salaries of our executives at slightly below industry averages, as determined using compensation surveys for our industry. We review base salaries of our executives on an annual basis and may adjust them in light of the executives’ prior performance as well as independent compensation data for our industry. Base salaries for our executive officers for fiscal year 2003 were determined after considering the base salary level of our executive officers in prior years, and taking into account for each executive officer the amount of base salary as a component of total compensation.

Cash Incentive Compensation

           In 2003, we maintained a cash incentive program for our executive officers, referred to as the 2003 Bonus Plan. In April 2004, we paid approximately $477,100 in cash incentives to our Chief Executive Officer and the Named Executive Officers as part of their 2003 compensation. We believe that a cash-based incentive plan is an appropriate means to provide our executive officers with competitive compensation. In addition to cash payments, the 2003 Bonus Plan also provides the committee with flexibility to grant stock options as a part of the overall bonus paid to our executive officers. Accordingly, in January 2004, we awarded approximately 51,554 stock options under the 1996 Equity Plan to our Chief Executive Officer and the Named Executive Officers as partial payment for bonuses awarded to them under the 2003 Bonus Plan. Bonuses are tied directly to our financial performance and the contribution of each executive to such performance. In order to determine such contribution, we review and evaluate the performance of the department or activity for which each executive has responsibility, the impact of that department or activity on our business and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside the Company.

Stock Options

           In general, stock options are granted to our executive officers at the time of their hire and at such other times as we may deem appropriate. In reviewing option grants, we use the same industry survey data as used in our analysis of base salaries. We base our stock option award decisions upon a comparison with the equity ownership of officers holding similar positions in other medical technology companies, as well as upon the number of options and shares currently held by the executive and performance factors. In March 2003, we granted 140,000 stock options to purchase common stock to our Chief Executive Officer and the Named Executive Officers as part of their 2003 compensation.

           In granting stock options, it is our goal to align the interests of our management with those of our stockholders. In order to maintain the incentive aspects of these grants, we have determined that a significant percentage of any executive officer’s stock options should be unvested option shares. Consistent with this determination, we generally grant options with a four-year vesting period and periodically review individual officer stock option holdings. We also issued stock options to lower the overall cash cost of compensation to us and to supplement cash bonuses under the 2003 Bonus Plan.

Benefits

           We provide medical, life insurance and retirement savings benefits to our executive officers on terms generally available to all of our employees.

Chief Executive Officer Compensation

           From January 1, 2003 through December 31, 2003, we paid Dr. Paul R. Sohmer, our President and Chief Executive Officer, a base salary of $391,731. The increase in Dr. Sohmer’s 2003 base salary from his 2002 base compensation resulted from the Committee’s determination that an increase was merited based on performance as well as to maintain Dr. Sohmer’s salary at the midpoint of a range of chief executive officer salaries in comparable companies reviewed by the Committee. In March 2003, the Committee awarded Dr. Sohmer options to purchase 50,000 shares of common stock. This award was based on Dr. Sohmer’s part of an overall corporate grant under a long-term compensation plan. In 2004, we made an award consisting of $199,000 in cash and 21,504 options to purchase common stock to Dr. Sohmer under our 2003 Bonus Plan as part of his compensation for fiscal year 2003. This award was based on the Company’s earnings performance, which exceeded targets set by management, as well as Dr. Sohmer’s personal performance as Chief Executive Officer. Our cash incentive program, which includes the 2003 Bonus Plan, permits the Committee and the Board, in their discretion, to determine the amount and form of payment for any given year.

Deduction Limit for Executive Compensation

           Section 162(m) of the Internal Revenue Code (the “Code”) limits the tax deductibility by a public company of compensation in excess of one million dollars paid to any of its five most highly compensated executive officers. Outstanding stock options granted under our 1996 Equity Plan will not be subject to the limitation under applicable regulations. Our Compensation Committee intends to use its best efforts to structure future compensation so that executive compensation paid by us is fully deductible in accordance with Section 162(m) of the Code. Our Compensation Committee may, however, in a particular case, approve compensation that may not be deductible under Section 162(m).

By the Compensation Committee,

Robert Curry, Ph.D., Chair
Richard Franco, R. Ph.

Summary Compensation Table

           The following table sets forth certain compensation information for each of our last three completed fiscal years for:

•	our Chief Executive Officer; and

•	our three most highly compensated executive officers whose total salary and bonus exceeded $100,000.

           All four officers are collectively referred to as the “Named Executive Officers.”

					Long-Term		All Other
					Compensation		Compensation
	Annual Compensation				Awards		(3)

					Securities
					Underlying
Name and Principal Position	Year	Salary		Bonus(1)	Options(#)(2)

Paul R. Sohmer, M.D.	2003	$391,731		$199,000	71,504	(4)	—
President and Chief Executive Officer	2002	$382,500		$71,719	—		—
	2001	$382,212		—	—		—

Ray W. Swanson, Jr.	2003	$240,206		$100,800	50,892	(5)	$6,000
Senior Vice-President of Commercial	2002	$232,214		$51,750	70,000		$5,500
Operations	2001	$134,615	(6)	—	100,000		$60,711	(7)

Johnny D. Powers, Ph.D.	2003	$232,628		$94,100	40,168	(8)	$6,000
Senior Vice-President and General Manager	2002	$204,793		$63,619	40,000		$33,952	(9)
of TriPath Oncology	2001	$29,312	(10)	—	60,000		$1,983

Stephen P. Hall	2003	$207,915		$83,200	28,990	(11)	$9,550	(12)
Senior Vice-President and Chief	2002	$198,654		$45,000	—		—
Financial Officer	2001	$67,500	(13)	—	100,000		—

(1)	This column shows bonus awards earned for services performed in each year indicated.

(2)	Refer to the table “Option Grants in the Last Fiscal Year” below for details concerning the terms of the options granted during 2003.

(3)	Unless otherwise noted, represents contributions by us to our 401(k) plan on behalf of the Named Executive Officers.

(4)	Includes 21,504 options granted to Dr. Sohmer in January 2004 under our 2003 Bonus Plan covering services performed in 2003.

(5)	Includes 10,892 options granted to Mr. Swanson in January 2004 under our 2003 Bonus Plan covering services performed in 2003.

(6)	Mr. Swanson joined us in May 2001. This number represents a portion of Mr. Swanson’s $200,000 annual base salary for 2001 that we paid him from May 2001 until the end of 2001.

(7)	Includes $55,461 representing a relocation expense payment we made to Mr. Swanson.

(8)	Includes 10,168 options granted to Dr. Powers in January 2004 under our 2003 Bonus Plan covering services performed in 2003.

(9)	Represents a relocation expense payment we made to Dr. Powers.

(10)	Dr. Powers joined us in November 2001. This number represents a portion of Dr. Power’s $182,000 annual base salary for 2001 that we paid to him from November 2001 until the end of 2001.

(11)	Includes 8,990 options granted to Mr. Hall in January 2004 under our 2003 Bonus Plan covering services performed in 2003.

(12)	Represents a relocation expense payment we made to Mr. Hall.

(13)	Mr. Hall joined us in September 2001. This number represents a portion of Mr. Hall’s $195,000 annual base salary for 2001 that we paid him from September 2001 until the end of 2001.

Option Grants in Last Fiscal Year

           The following table sets forth certain information regarding options that we granted for the fiscal year ended December 31, 2003 to our Named Executive Officers.

						Potential Realizable
			Percent of			Value at Assumed
	Number of		Total			Annual Rates of Stock
	Securities		Options			Price Appreciation for
	Underlying		Granted to			Option Term(1)
	Options		Employees in	Exercise price	Expiration
Name	Granted		Fiscal Year	Per Share	Date	5%	10%

Paul R. Sohmer, M.D.	50,000	(2)	6.3%	$2.55	03/03/13	$80,184	$203,202
	21,504	(3)	2.7%	$9.43	01/29/14	$127,529	$323,183
Ray W. Swanson, Jr.	40,000	(2)	5.0%	$2.55	03/03/13	$64,147	$162,562
	10,892	(3)	1.4%	$9.43	01/29/14	$64,595	$163,696
Johnny D. Powers, Ph.D.	30,000	(2)	3.8%	$2.55	03/03/13	$48,110	$121,921
	10,168	(3)	1.3%	$9.43	01/29/14	$60,301	$152,815
Stephen P. Hall	20,000	(2)	2.5%	$2.55	03/03/13	$32,074	$81,281
	8,990	(3)	1.1%	$9.43	01/29/14	$53,315	$135,111

(1)	The dollar amounts shown in these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying common stock. No gain to the optionee is possible without an increase in price of the underlying common stock, which will benefit all stockholders proportionately.

(2)	These options were granted on March 3, 2003. They become exercisable as to 1/48th of the shares on each monthly anniversary of the date of grant.

(3)	These options were granted on January 29, 2004 under our 2003 Bonus Plan covering services performed in 2003. Such options were fully vested on the date of grant.

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

           The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2003.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options
			Options at Fiscal Year-		at Fiscal Year-
	Shares		End		End(2)
	Acquired	Value
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul R. Sohmer, M.D.	—	—	726,143	216,857	1,176,522	374,328
Ray W. Swanson, Jr.	—	—	100,413	109,587	291,437	408,763
Johnny D. Powers, Ph.D.	—	—	52,709	77,291	113,279	262,021
Stephen P. Hall	—	—	62,081	57,919	202,264	215,736

(1)	Based on the difference between the last sale price of the common stock on the date of exercise, as reported on the Nasdaq National Market, and the exercise price.

(2)	Based on the difference between the last sale price of the common stock on December 31, 2003 of $7.80, as reported on the Nasdaq National Market, and the option exercise price.

Comparative Stock Performance Graph

           The following graph shows the cumulative stockholder return of our common stock from December 31, 1998 through December 31, 2003 as compared with that of the Nasdaq (U.S. Companies) Index and the Nasdaq Medical Device Manufacturers Index. The total stockholder return is measured by dividing the per share price change of the respective securities, plus dividends, if any, for each fiscal year shown by the share price at the end of the particular fiscal year. The graph assumes the investment of $100 in our common stock and each of the comparison groups on December 31, 1998 and assumes the reinvestment of dividends. We have never declared a dividend on our common stock. The stock price performance depicted in the graph below is not necessarily indicative of future price performance.

Comparison of Cumulative Total Return Among TriPath Imaging, Inc., Nasdaq (U.S. Companies)

Index and Nasdaq Medical Device Manufacturers Index

	12/31/1998	12/31/1999	12/29/2000	12/31/2001	12/31/2002	12/31/2003

TriPath Imaging, Inc.	$100.00	$98.51	$208.96	$179.82	$64.00	$186.27
Nasdaq Stock Market (U.S.)	$100.00	$185.43	$111.83	$88.77	$61.36	$91.75
Nasdaq Medical Device Manuf. Index	$100.00	$121.11	$124.94	$137.25	$111.09	$164.29

REPORT OF THE AUDIT COMMITTEE

           In the course of its oversight of our financial reporting process, the Audit Committee of our Board of Directors:

•	reviewed and discussed with our management and Ernst & Young LLP, our independent auditor, our audited financial statements for the fiscal year ended December 31, 2003;

•	discussed with our auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees;

•	received the written disclosures and the letter from our auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

•	reviewed with our management and our auditor our critical accounting policies;

•	discussed with management the quality and adequacy of our internal controls;

•	discussed with our auditor any relationships that may impact its objectivity and independence; and

•	considered whether the provision of non-audit services by our auditor is compatible with maintaining their independence.

           Based on the foregoing review and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

           The Committee has also reviewed and, upon its recommendation, the Board of Directors has approved a revision of the Audit Committee Charter. The current form of the Audit Committee Charter is attached to this proxy statement as Appendix A.

By the Audit Committee,

Haywood D. Cochrane, Jr., Chair
Arthur King
Robert L. Sullivan

INFORMATION CONCERNING OUR AUDITOR

           The firm of Ernst & Young LLP, independent accountants, has audited our accounts since our inception and will do so for 2004. Our Board of Directors has appointed Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2004. Representatives of Ernst & Young LLP are expected to attend the annual meeting to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

           The following table shows the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP for fiscal years 2002 and 2003:

	2003	2002

Audit Fees(1)	$186,500	$128,998
Audit-Related Fees(2)	$24,300	$11,435
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$210,800	$140,433

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations, employee benefit plan audits and services related to business acquisitions and divestitures and other attestation services.

           Our Audit Committee has adopted a policy and procedures requiring its pre-approval of all non-audit (including tax) services performed by the independent auditor in order to assure that these services do not impair the auditor’s independence. The policy generally approves the performance of specific services subject to cost limits for each such service. This general approval is to be reviewed and, if necessary modified, at least annually. The policy also prohibits the independent auditor’s performance of certain types of services that are inconsistent with its independence. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent auditor to perform other audit-related or other non-audit services.

           Any approval required under the policy must be given by the Audit Committee or by any member or members to whom the Committee has delegated that authority. The Audit Committee does not delegate its responsibility to approve services performed by the independent auditor to any member of management.

           The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefor and other related factors are consistent with the independent auditor’s independence under guidelines of the Securities and Exchange Commission and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent auditor would be functioning in the role of management or in an advocacy role, whether the independent auditor’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent auditor’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the proportion of the total fees payable to the independent auditor in the period that is for non-audit services, would tend to reduce the independent auditor’s ability to exercise independent judgment in performing the audit.

           All of the non-audit services rendered by Ernst & Young LLP with respect to the 2003 fiscal year were pre-approved by the Audit Committee in accordance with this policy.

           After reporting on these fees and services, Ernst & Young LLP informed the company that they are not aware of any relationship with the Company that, in their professional judgement, may reasonably be thought to bear on the independence of Ernst & Young LLP.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

           In order to be considered for inclusion in our proxy materials for the 2005 Annual Meeting of Stockholders, we must receive stockholder nominations of persons for election to our Board of Directors and proposals of business to be considered by our stockholders no later than December 23, 2004. Proposals should be sent to the attention of our Assistant Secretary at our offices at 780 Plantation Drive, Burlington, North Carolina 27215.

ADVANCE NOTICE PROVISIONS FOR

STOCKHOLDER PROPOSALS AND NOMINATIONS

           Our by-laws provide that in order for a stockholder to bring business before, or propose director nominations at an annual meeting, the stockholder must give written notice to our Assistant Secretary not less than 75 days nor more than 100 days prior to the meeting. The notice must contain specified information about the proposed business or each nominee and the stockholder making the proposal or nomination. Assuming that the 2005 Annual Meeting of Stockholders is to be held on May 20, 2005, notice of stockholder proposals must be received no earlier than February 9, 2005, and no later than March 7, 2005.

OTHER MATTERS

           Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the SEC are available to stockholders upon written request addressed to our Assistant Secretary at our offices at TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215. Electronic access to all of our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, is available via our web site at www.tripathimaging.com and the SEC’s web site at www.sec.gov.

Appendix A

TRIPATH IMAGING, INC.

Audit Committee Charter

(as adopted at a meeting of the Audit Committee of the Board of Directors on May 7, 2003)

Purpose

           The principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company’s accounting and financial reporting processes and audits of the Company’s financial statements, including by reviewing the financial reports and other financial information provided by the Company, the Company’s disclosure controls and procedures and internal accounting and financial controls, and the annual independent audit process.

           In discharging its oversight role, the Audit Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out it duties.

           The outside auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the stockholders. In this connection, the Audit Committee, as a committee of the Board, shall be directly responsible for the appointment (and where appropriate, replacement), compensation and oversight of the work of the outside auditor in preparing or issuing an audit report or related work, including resolving any disagreements between management and the outside auditor regarding financial reporting. The Audit Committee shall receive direct reports from the outside auditor. The Audit Committee shall be responsible for overseeing the independence of the outside auditor and for approving all auditing services and permitted non-audit services provided by the outside auditor.

           This Charter shall be reviewed for adequacy on an annual basis by the Audit Committee.

Membership

           The Audit Committee shall be comprised of not less than three members of the Board, and the Audit Committee’s composition will meet the Nasdaq National Market Audit Committee requirements. Accordingly, all of the members will be directors:

•	who have no relationship to the Company that the Board determines would interfere with the exercise of independent judgement in carrying out the responsibilities of a director;

•	who do not receive any consulting, advisory or other compensatory fee from the Company, other than in the member’s capacity as a member of the Board or any of its committees;

•	who are not an “affiliated person” (as defined by applicable law or regulation) of the Company or any subsidiary, other than as a member of the Board or any of its committees; and

•	who are financially literate.

           In addition, at least one member of the Audit Committee will have sufficient accounting or related financial management expertise to comply with the Nasdaq Audit Committee Composition requirements and, to the extent practicable, be a “financial expert” (as that term is defined by the Securities and Exchange Commission (the “SEC”)).

Key Responsibilities

           The Audit Committee’s role is one of oversight, and it is recognized that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditor is responsible for auditing those financial statements.

           The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight function. The functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances.

•	The Audit Committee shall review with management and the outside auditor the audited financial statements to be included in the Company’s Annual Report on Form 10-K and the Annual Report to Stockholders, and shall review and consider with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

•	As a whole, or through the Audit Committee chair, the Audit Committee shall review with the outside auditor, prior to filing with the SEC, the Company’s interim financial information to be included in the Company’s Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61.

•	The Audit Committee shall periodically discuss with management and the outside auditor the quality and adequacy of the Company’s internal controls and internal auditing procedures, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and discuss with the outside auditor how the Company’s financial systems and controls compare with industry practices.

•	The Audit Committee shall periodically review with management and the outside auditor the quality, as well as acceptability, of the Company’s accounting policies, and discuss with the outside auditor how the Company’s accounting policies compare with those in the industry and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative disclosures and treatments and the treatment preferred by the outside auditor.

•	The Audit Committee shall periodically discuss with the outside auditor whether all material correcting adjustments identified by the outside auditor in accordance with generally accepted accounting principles and the rules of the SEC are reflected in the Company’s financial statements.

•	The Audit Committee shall review with management and the outside auditor any material financial or other arrangements of the Company which do not appear on the Company’s financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements.

•	The Audit Committee shall review with management and the outside auditor the Company’s critical accounting policies and practices.

•	The Audit Committee shall review with the outside auditor all material communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

•	The Audit Committee shall request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor’s independence, and take appropriate action regarding the independence of the outside auditor.

•	The Audit Committee shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the outside auditor.

•	The Audit Committee shall recommend to the Board whether, based on the reviews and discussions referred to above, the financial statements should be included in the Company’s Annual Report on Form 10-K.

•	The Audit Committee shall oversee the Company’s disclosure controls and procedures.

•	The Audit Committee shall approve a code of ethics, as required by rules of the SEC, for senior financial officers and such other employees and agents of the Company as it determines.

•	The Audit Committee shall review and approve all related-party transactions.

Complaint Procedures

           Any issue of significant financial misconduct shall be brought to the attention of the Audit Committee for its consideration. Accordingly, the Audit Committee has established the procedures attached as Exhibit 1 for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Exhibit 1

Audit Committee Complaint Procedures

           The Audit Committee of TriPath’s Board of Directors has established the following procedures for the receipt, retention and treatment of reports regarding questionable accounting, internal accounting controls or auditing matters.

           Instances of questionable accounting, internal accounting controls or auditing matters should be reported to either (1) TriPath’s Chief Financial Officer or General Counsel or (2) directly to the Audit Committee by way of one of the methods outlined below. Reports may be made on a confidential, anonymous basis. Persons reporting concerns to the Audit Committee may make such submissions by:

           1. Email: you may submit a report via email at the address, “auditcommittee@tripathimaging.com.” This address is accessible only by members of the Audit Committee.

           2. Telephone: you may submit a report via voicemail at (336) 290-8717. This voicemail box is accessible only by members of the Audit Committee.

           3. Mail: you may submit a report via U.S. Mail or other delivery at:

Audit Committee

c/o TriPath Imaging, Inc.
1111 Huffman Mill Road
Burlington, NC 27215

           Such mail will be opened only by members of the Audit Committee.

           All reports received by the Chief Financial Officer or General Counsel regarding questionable accounting, internal accounting controls or auditing matters will be reported to the Audit Committee for its consideration.

           All such reports directly received by the Audit Committee will be reported to management on a confidential basis for investigation in accordance with the procedure set forth in TriPath’s Policy on Providing Information with Respect to Alleged Suspected Corporate and Accounting/ Auditing Irregularities, unless the Audit Committee otherwise determines that such notification is inadvisable under the circumstances, in which case the Audit Committee, if it believes the complaint is not baseless or frivolous, shall conduct its own investigation.

           The Audit Committee will retain a record of all reports that it has received and the action taken with respect to each such report, including any resolution thereof, for a period of not less than 5 years, or longer if required by law.

           Under no circumstances will TriPath, or its officers, directors, employees, agents, contractors or subcontractors take any retaliatory action against a reporting person so as to discharge, demote, suspend, threaten, harass, or in any other manner discriminate against the reporting person in the terms and conditions of his or her employment for filing a report of alleged suspected improper activities. Members of TriPath’s management and Audit Committee will take appropriate actions to ensure that retaliation against reporting persons does not occur and to investigate instances were retaliatory action is alleged to have occurred.

Appendix B

TRIPATH IMAGING, INC.

Nominating and Governance Committee Charter

(as adopted by the Nominating and Governance Committee

and approved by the Board of Directors on January 29, 2004)

Name

There shall be a committee of the Board of Directors known as the Nominating and Governance Committee (the “Committee”).

Purpose

The purpose of the Committee is to:

•	Identify individuals qualified to become Board members and recommend to the Board the new and/or incumbent director nominees for election at each annual meeting of shareholders and candidates to fill vacancies on the Board;

•	Recommend to the Board the directors to be appointed to Board committees;

•	Develop and recommend to the Board a set of corporate governance guidelines applicable to the Board and the Company;

•	Oversee the effectiveness of the Company’s corporate governance in accordance with the guidelines; and

•	Carry out the specific responsibilities set forth below in furtherance of this stated purpose.

Committee Membership and Procedures

The Committee shall have at least three directors who satisfy the independence requirements of the The Nasdaq Stock Market, Inc. Committee members shall be appointed by the Board. The Board shall designate one member of the Committee as its Chair.

The Committee shall meet at least once each year and hold such other meetings from time to time as may be called by its Chair or any two members of the Committee.

At each meeting of the Board following a meeting of the Committee, the Chair of the Committee shall report to the full Board on the matters considered at the last meeting of the Committee. Such report may be made in whole or in part in an executive session of the independent directors.

The Committee shall conduct its meetings in accordance with this Charter, the procedures of the Board set forth in the by-laws for the Board’s meetings and such other procedures as the Committee may adopt.

Committee Authority and Responsibilities

Nominees for Election as Directors. The Committee shall recommend to the Board the new and/or incumbent director nominees for election at each annual meeting of shareholders and persons to fill vacancies on the Board that occur between meetings of shareholders. In carrying out this responsibility, the Committee shall:

•	Develop criteria for selecting directors and, when appropriate, conduct searches for prospective Board members whose skills and attributes meet those criteria;

•	Consider nominees submitted to the Board by shareholders; and

B-1

•	Prior to recommending a nominee for election, determine that the election of the nominee as a director would effectively further the policies set forth in the corporate governance guidelines identified below.

Appointments to Board Committees. At least annually, the Committee shall recommend to the Board the directors to be appointed to the various committees of the Board and the Chair of each committee. The Committee shall consider the desired qualifications for membership on each committee, the availability of each director to meet the time commitment required for membership on the particular committee, and the extent to which there should be a policy of periodic rotation of committee members.

Evaluations. With respect to governance maters and director nominations, the Committee shall oversee the evaluations and activities of the Board, its committees and executive management of the Company, as the case may be, and make recommendations to the Board as appropriate.

Corporate Governance Guidelines. The Committee shall develop and, if it deems advisable, recommend to the Board corporate governance guidelines that are appropriate for the Company and in compliance with applicable laws, regulations and listing requirements. The Committee shall periodically review the Company’s corporate governance guidelines for the purposes of:

•	Determining whether the guidelines are being effectively adhered to and implemented;

•	Ensuring that they continue to be appropriate for the Company and comply with applicable laws, regulations and listing requirements; and

•	Recommending any desirable changes in the guidelines.

In addition, the Committee shall consider any other corporate governance issues that may arise from time to time, and develop appropriate recommendations to the Board.

Code of Business Conduct and Ethics. The Committee shall develop and recommend to the Board revisions, as necessary, to the code of business conduct and ethics, and shall consider any requests for waivers (not otherwise considered by the entire Board) thereunder or recommend to the Board delegation of authority to another committee of the Board to consider such requests. The Company shall make disclosure of such waivers as required by applicable law, regulations or listing standards.

Director Compensation. The Committee shall advise the Board with respect to compensation of non-employee directors.

Orientation and Education. The Committee shall oversee the orientation and education of directors with respect to the Company’s business and financial matters, corporate governance and other appropriate subjects.

Engagement of Advisors. The Committee shall have the sole authority to retain and terminate any search firm used to identify director candidates and shall have sole authority to approve such search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

Charter. The Committee shall review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

B-2

Appendix C

TRIPATH IMAGING, INC.

AMENDED AND RESTATED

1996 EQUITY INCENTIVE PLAN

1. Purpose

           The purpose of the TriPath Imaging, Inc. 1996 Amended and Restated Equity Incentive Plan (the “Plan”) is to attract and retain key personnel of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company’s Common Stock.

2. Administration

           The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions delegated to the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee’s decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3. Eligibility

           All employees, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

4. Stock Available for Awards

           (a)     Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 7,996,325 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

           (b)     Adjustment. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, (iii) the exercise price with respect to any of the foregoing, and (iv) if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award; provided that in the case (i) or (ii) above the number of shares subject to any Award shall always be a whole number.

           (c)     Limit on Individual Grants. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 1,000,000 shares, subject to adjustment under subsection (b).

5. Stock Options

           (a)     Grant of Options. Subject to the provisions of the Plan, the Committee may grant options (“Options”) to purchase shares of Common Stock complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder (“Incentive Stock Options”) and (ii) not intended to comply with such requirements (“Nonstatutory Stock Options”). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

           (b)     Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

           (c)     Payment. Payment for shares to be delivered pursuant to any exercise of an Option may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

6. Stock Appreciation Rights

           (a)     Grant of SARs. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price (“Stock Appreciation Rights” or “SARs”) in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

           (b)     Exercise Price. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of the grant, provided that such an SAR granted to a new employee or consultant within 90 days of the date of employment may have a lower exercise price so long as it is not less than 100% of Fair Market Value on the date of employment.

7. Restricted Stock

           (a)     Grant of Restricted Stock. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture (“Restricted Stock”) and determine the duration of the period (the “Restricted Period”) during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

           (b)     Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Notwithstanding the foregoing, in the Committee’s discretion, Awards in the form of Restricted Stock may be made transferable to a limited liability corporation controlled solely by the Participant. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s Designated Beneficiary.

8. General Provisions Applicable to Awards

           (a)     Reporting Person Limitations. Notwithstanding any other provision of the Plan, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution and are exercisable during such person’s lifetime only by such person or by such person’s guardian or legal representative. Awards, unless Incentive Stock Options, may also be made transferable pursuant to a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

           (b)     Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

           (c)     Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

           (d)     Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

           (e)     Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

           (f)     Change in Control. In order to preserve a Participant’s rights under an Award in the event of a “change in control” (as defined by the Committee) of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

           (g)     Loans. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

           (h)     Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the

Plan no later than the date of the event creating the tax liability. In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

           (i)     Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

           (j)     Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that no award may be modified, repriced, replaced or regranted through cancellation without shareholder approval (except in connection with a change in the Company’s capitalization), if the effect of such modification or cancellation would be to reduce the exercise price for the shares underlying such award, and, provided, further, that any such action shall require the Participant’s consent unless:

(i) in the case of a termination of, or a reduction in the number of shares issuable under, an Option, any time period relating to the exercise of such Option or the eliminated portion, as the case may be, is waived or accelerated before such termination or reduction (and in such case the Committee may provide for the Participant to receive cash or other property equal to the net value that would have been received upon exercise of the terminated Option or the eliminated portion, as the case may be); or

(ii) in any other case, the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

9. Certain Definitions

           “Affiliate” means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

           “Award” means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

           “Board” means the Board of Directors of the Company.

           “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

           “Committee” means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If the Committee is authorized to grant Options to a Reporting Person or a Covered Employee, each member shall be a “Non-Employee Director” or the equivalent within the meaning of Rule 16b-3 under the Exchange Act or an “outside director” or the equivalent within the meaning of Section 162(m) of the Code, respectively. In the event no such Committee is appointed, then “Committee” means the Board.

           “Common Stock” means the Common Stock, $0.01 par value, of the Company.

           “Company” means TriPath Imaging, Inc., a Delaware corporation.

           “Covered Employee” means a person whose income is subject to Section 162(m) of the Code.

           “Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, “Designated Beneficiary” means the Participant’s estate.

           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

           “Fair Market Value” means, with respect to the Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

           “Participant” means a person selected by the Committee to receive an Award under the Plan.

           “Reporting Person” means a person subject to Section 16 of the Exchange Act.

10. Miscellaneous

           (a)     No Right To Employment. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

           (b)     No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

           (c)     Effective Date. This Amended and Restated 1996 Equity Incentive Plan became effective on June 26, 1997.

           (d)     Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

           (e)     Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

******************

This Plan was approved by the Board of Directors on November 22, 1996.

This Plan was amended by the Board of Directors on May 19, 1997.

This Plan, as amended, was approved by the stockholders on June 26, 1997.

This Plan was amended and restated by the Board of Directors on June 24, 1997.

This Plan, as amended and restated, was approved by the stockholders on June 26, 1997.

This Plan was amended by the Board of Directors on February 2, 1999.

This Plan, as amended, was approved by the stockholders on May 26, 1999.

This Plan, as amended, was approved by the stockholders on June 1, 2000.

This Plan was amended by the Board of Directors on January 15, 2002.

This Plan was amended by the Board of Directors on February 4, 2002.

This Plan, as amended, was approved by the stockholders on May 23, 2002.

This Plan was amended by the Board of Directors on January 29, 2004.

This Plan, as amended, was approved by the stockholders on                     , 2004.

Appendix D

TRIPATH IMAGING, INC.

1997 Director Stock Option Plan

1.       Purpose.

           This 1997 Director Stock Option Plan (the “Plan”) governs options to purchase Common Stock, $.01 par value per share (the “Common Stock”), of TriPath Imaging, Inc. (the “Company”) granted by the Company to members of the Board of Directors of the Company who are not also officers or employees of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of the Common Stock of the Company by such Directors.

2.      Administration.

           Grants of stock options under the Plan shall be automatic as provided in Section 8. However, all questions of interpretation of the Plan or of any options granted hereunder shall be determined by the Board of Directors of the Company (the “Board”). Any and all powers of the Board under the Plan may be exercised by a committee consisting of one or more Directors appointed by the Board.

3.      Eligibility.

           Members of the Board shall be eligible to participate in the Plan except those Members of the Board who (i) are also officers of the Company, or (ii) who own beneficially (as calculated pursuant to Rule 13(d)-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) 3% or more of the outstanding stock of the Company. Notwithstanding the foregoing, the Board may by resolution determine that any otherwise eligible director shall not receive grants of stock options under this plan.

4.      Shares Subject to the Plan.

           Options may be granted under the Plan in respect of a maximum of 450,000 shares of Common Stock, subject to adjustment as provided in Section 5 below. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. Whenever options under the Plan lapse or terminate or otherwise become unexercisable, the shares of Common Stock which were available for such options shall again be available for the grant of options under the Plan. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

5.      Adjustment of Number of Option Shares.

           In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company’s Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, and the option price of such options shall be appropriately adjusted so that the proportionate number of shares or other securities as to which options may be granted and the proportionate interest of holders of outstanding options shall be maintained as before the occurrence of such event.

           In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, all outstanding options shall terminate; provided, however, that (i) in the event of the liquidation or dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option therefor, such option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to this Plan or any Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless such option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume such outstanding option or issue a substitute option therefor.

           No fraction of a share shall be purchasable or deliverable upon exercise of an option, but, in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

6.      Non-Statutory Stock Options.

           All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

7.      Form of Option Agreements.

           Options shall be granted hereunder pursuant to the terms of Option Agreements which shall be substantially in the form of the attached Exhibit A or in such other form as the Board may from time to time determine.

8.      Grant of Options and Option Terms.

           Automatic Grant of Options. Commencing after September 30, 1999, each eligible director of the Company thereafter elected or reelected to the Board of Directors shall, upon his or her election or reelection, automatically be granted options to purchase 30,000 shares of Common Stock. No options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

           Date of Grant. The “Date of Grant” for options granted under this Plan shall be the date of the respective director’s election or reelection, commencing with all director elections or reelections occurring on or after September 30, 1999.

           Option Price. The option price for each option granted under this Plan shall be the current fair market value of a share of Common Stock of the Company as determined by the Board of Directors in good faith, provided that if the Company’s Common Stock is then quoted on the National Association of Securities Dealers Automated Quotations National Market (“Nasdaq”) or traded on any other exchange, then the current fair market value of a share of Common Stock of the Company shall be the closing price for the Company’s Common Stock as reported by Nasdaq, or the principal exchange on which the Company’s Common Stock is then traded, on the last trading day prior to the Date of Grant.

           Term of Option. The term of each option granted under the Plan shall be ten years from the Date of Grant.

           Period of Exercise. Options granted under the Plan shall become exercisable in thirty-six (36) equal monthly installments on the last day of each month, if and only if the option holder is a member of the Board at the opening of business on that day. Directors holding exercisable options under the Plan who cease to serve as members of the Board of the Company for any reason other than death may, for a period of seven months following the date of cessation of service, exercise the rights they had under such options at the time they ceased being a Director. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a Director, those entitled to do so under the Director’s will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Director at the time of his death. The rights of the option holder may be exercised by the holder’s guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder’s estate or his or her transferee on death in accordance with this Plan, in the case of death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions, no rights under any options may be exercised after the expiration of ten years from their Date of Grant.

           Method of Exercise and Payment. Each exercise of an option hereunder may be effected only by giving written notice, in the manner provided in Section 12 hereof, of intent to exercise the option, specifying the number of shares as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. Such payment shall be made in cash, by certified or bank check payable to the order of the Company, credit to the Company’s account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company, or if the option so provides, (i) in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the total option price for the number of shares of Common Stock for which payment is then being made, or (ii) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the difference between the total option price for the number of shares of Common Stock for which payment is then being made and the amount of the payment in cash or by certified or bank check. Shares of Common Stock surrendered in payment of all or part of the option price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board. For purposes hereof, the “Fair Market Value” of the Common Stock shall be the current fair market value of a share of Common Stock of the Common Stock of the Company as determined by the Board of Directors in good faith, provided that if the Company’s Common Stock is then quoted on Nasdaq or traded on any other exchange, then the Fair Market Value shall be the closing price for the Company’s Common Stock as reported by Nasdaq, or the principal exchange on which the Company’s Common Stock is then traded, for the business day immediately preceding the option exercise date.

           Receipt by the Company of such notice and payment shall, for purposes of this Plan, constitute exercise of the option or a part thereof. Within twenty (20) days thereafter, the Company shall deliver or cause to be delivered to the optionee a certificate or certificates for the number of shares of Common Stock then being purchased by the optionee. Such shares shall be fully paid and non-assessable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority (including, but not limited to, a stock exchange) shall require the Company or the optionee (i) to register or qualify, under the Securities Act of 1933, as amended (the “Securities Act”), any similar federal statute then in force or any state law regulating the sale of securities, any shares of Common Stock covered by an option with respect to which notice of intent to exercise shall have been delivered to the Company or (ii) to take any other action in connection with such shares before issuance thereof may be effected, then the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

           To the extent determined necessary by counsel to the Company to comply with any applicable law, the Company may require an individual exercising an option to represent that his purchase of shares of Common Stock pursuant to such exercise is for his own account, for investment and without a view to resale or distribution, and that he will not sell or otherwise dispose of any such shares except pursuant to (i) an effective registration statement covering such transaction filed with the Securities and Exchange Commission and in compliance with all of the applicable provisions of the Securities Act, and the rules and regulations thereunder, or (ii) an opinion of Company counsel that such registration is not required.

           Non-transferability. Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Exchange Act.

9.      Limitation of Rights.

           No Right to Continue as a Director. Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

           No Stockholders’ Rights for Options. Directors shall have no rights as stockholders with respect to the shares covered by their options until the date they exercise such options and pay the option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such option is exercised and paid for.

10.      Stockholder Approval.

           The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of voting capital stock present or represented and entitled to vote at a meeting of the Company’s stockholders. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

11.      Amendment or Termination.

           The Board may amend or terminate this Plan at any time subject to any stockholder approval that the Board deems necessary.

12.      Notices.

           Any communication or notice required or permitted to be given under this Plan shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Vice President, Finance at TriPath Imaging, Inc., 780 Plantation Drive, Burlington, North Carolina 27215 and, if to an optionee, to such address as the optionee shall last have furnished to the Company.

13.      Governing Law.

           The Plan shall be governed by and construed in accordance with the laws of Delaware.

******************

As adopted by the Board of Directors on June 27, 1997

As approved by the Stockholders on June 27, 1997

As amended by the Board of Directors on January 26, 2000

As approved by the Stockholders, as amended, on June 1, 2000

As amended by the Board of Directors on January 29, 2004

As approved by the Stockholders, as amended, on                          , 2004

Exhibit A

1997 DSOP —	Shares

TRIPATH IMAGING, INC.

1997 Director Stock Option Plan

Non-statutory Stock Option Agreement
                               , 200

           TriPath Imaging, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $.01 par value per share of the Company (the “Option”) under and subject to the Company’s 1997 Director Stock Option Plan (the “Plan”) exercisable only on the following terms and conditions and those set forth on the reverse side of this Agreement:

Name of Optionee:

Address:

Social Security No.

Option Price:
Date of Grant:

Exercisability Schedule:

Such option shall become exercisable in thirty-six (36) equal monthly installments on the last day of each month,

provided that this Optionee is a member of the Board of Directors of the Company (the “Board”) at the opening of business on the date described above and provided that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof.

           By signing this Stock Option Agreement and returning on signed copy of to the Company, the Optionee accepts the Option described herein on the terms and conditions set forth herein or in the plan.

TRIPATH IMAGING, INC.	Accepted and agreed to:

By:
Title:	Optionee

TRIPATH IMAGING, INC.

1997 Director Stock Option Plan Terms and Conditions

         1. This Option may be exercised from time to time in accordance with the exercisability Schedule for up to the aggregate number of shares specified herein, but in no event for the purchase of other than full shares; provided, however, that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof. Written notice of exercise shall be delivered to the Company specifying the number of shares with respect to which the Option is being exercised. Not later than twenty days after the date of the delivery of such notice the Company will deliver to the Optionee a certificate for the number of shares with respect to which the Option is being exercised against payment therefor in cash or by check, credit to the Company’s account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company or by shares of the Company’s Common Stock, valued at their fair market value as of the date of exercise as determined as provided in the Plan, or in any combination of cash, check and shares of Common Stock. Shares of Common Stock surrendered in payment of the option price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board.

         2. The Optionee shall not be deemed, for any purpose, to have any rights whatever in respect of shares to which the Option shall not have been exercised and payment made as aforesaid. The Optionee shall not be deemed to have any rights to continued service as director by virtue of the grant of this Option.

         3. In the event of stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares of securities of the Company subject to this Option and the exercise price of this Option shall be appropriately adjusted by the Board (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to this Option and the proportionate interest of the Optionholder shall be maintained as before the occurrence of such event.

         4. In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, this option, to the extent outstanding and unexercised, shall terminate; provided, however, that (i) in the event of the liquidation of dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option herefor, this option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to the Plan or this Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless this option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume this option, to the extent outstanding and unexercised, or issue a substitute option therefor.

         5. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended. This Option is exercisable during the Optionee’s lifetime only by the Optionee, provided that this Option may be exercised by the Optionholder’s guardian or legal representative in the case of disability and by the beneficiary designated by the Optionholder in writing delivered to the Company, or, if none has been designated, by the Optionholder’s estate or his or her transferee on death in accordance with this Section, in the case of death.

         6. If the Optionee ceases to serve as a member of the Board for any reason other than death, the Optionee may, for a period of seven months following such cessation of service, exercise the rights which the Optionee had hereunder at the time the Optionee ceased being a director. Upon the death of the Optionee, those entitled to do so shall have the right, at any time within twelve months after the date of death (subject to the prior expiration of the Option exercise period), to exercise in whole or in part any rights which were available to the Optionee at the time of the Optionee’s death. This Option shall terminate after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 6, no rights under this Option may be exercised after the expiration of ten years from the date hereof.

         7. It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Company’s Common Stock may then be listed, (b) that either (i) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.

         8. Any exercise of this Option is conditioned upon the payment, if the Company so requests, by the Optionee or such other person who may be entitled to exercise this Option in accordance with the terms hereof, of all state and federal taxes imposed upon the exercise of this Option and the issue to the Optionee of the shares covered hereby.

         9. This Option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

         10. This Option is issued pursuant to the terms of the Plan. This Certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Company.

TRIPATH IMAGING, INC.

780 Plantation Drive

Burlington, North Carolina 27215
(336) 222-9707

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 20, 2004

This Proxy is Solicited on Behalf of The Board Of Directors

          The undersigned stockholder of TriPath Imaging, Inc. (“TriPath Imaging”) hereby appoints Paul R. Sohmer, M.D., Stephen P. Hall and James T. Barrett, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of TriPath Imaging that the undersigned is entitled to vote at the Annual Meeting of Stockholders of TriPath Imaging to be held Thursday, May 20, 2004, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE ☐

PLEASE SIGN AND MAIL YOUR PROXY TODAY

(Continued and to be signed on reverse side.)

[SEE REVERSE SIDE]

☒ Please mark your votes as in this example.

1.	Proposal to elect two members of TriPath Imaging’s Board of Directors to serve for three-year terms as Class I Directors.

Nominees:	Robert E. Curry, Ph. D.
Paul R. Sohmer, M.D.

☐ FOR all nominees           ☐ WITHHOLD authority for all nominees           ☐ FOR all except: _______________________

2.	Proposal to amend TriPath Imaging’s Amended and Restated 1996 Equity Incentive Plan to increase the number of shares issuable under the plan by 1,700,000 shares from 6,296,325 shares to 7,996,325 shares.

☐ FOR                     ☐ WITHHOLD                     ☐ ABSTAIN

3.	Proposal to amend TriPath Imaging’s 1997 Director Stock Option Plan to increase the number of shares issuable under the plan by 150,000 shares from 300,000 shares to 450,000 shares.

☐ FOR                     ☐ WITHHOLD                     ☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature: __________________________

Date: ______________________________

Signature: __________________________

Date: ______________________________

NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.